SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2004

ADVANT-E CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-30983	88-0339012
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2680 Indian Ripple Rd., Dayton, OH	45440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 937-429-4288

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 5, 2004 Advant-e Corporation issued a press release announcing results of operations for 2003 and the fourth quarter 2003. The text of the release is attached as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

Exhibit Number	Description	Method of Filing
99.1	Company Press Release	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advant-e Corporation
(Registrant)

February 5, 2004	By:	/s/ Jason K. Wadzinski
Jason K. Wadzinski Chief Executive Officer